Supplement dated May 29, 2018

to the

Prospectus dated May 1, 2018

for

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
Commonwealth Annuity Separate Account A

Effective immediately, the principal business address for Global Atlantic Distributors, LLC will change as stated below. Any references in the prospectus to the old address will be deleted and replaced with the new address.

Old Address:	New Address:
82 Hopmeadow Street, Suite 200 Simsbury, CT 06089	One Financial Plaza 755 Main Street, 24th Floor Hartford, CT 06103

In the prospectus, under the section “Summary of Fees,” the sub-section entitled “Examples” is deleted in its entirety and replaced with the following:

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes both maximum and minimum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be the following whether you surrender, annuitize, or remain invested at the end of the applicable period:

	1 Year	3 Years	5 Years	10 Years
Maximum Fund Expenses	$239	$735	$1,258	$2,690
Minimum Fund Expenses	$116	$360	$625	$1,380

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example assumes no transfers were made and does not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.

This Supplement Should Be Retained with Your Prospectus for Future Reference.